                                  Exhibit 10(w)

AGREEMENT  AND  FULL AND FINAL RELEASE

 THIS IS AN AGREEMENT MADE AS OF OCTOBER 28, 1997 AND

BETWEEN:

 ROBERT WINTERFORD
 of 29 Fern Gate, Fonthill, Ontario, LOS 1E4
  hereinafter referred to as "Winterford"
      OF THE FIRST PART

 - and -

 EYE WONDER STUDIOS, INC.
 a Corporation duly incorporated under the laws of the Province of Ontario hereinafter referred to as "Eye Wonder"
      OF THE SECOND PART

 - and -

 TELLURIAN, INC.
 a Corporation having its head office at
 300K Route 17 South, Mahwah, NJ
 and of the United States of America,
  hereinafter referred to as "Tellurian"
      OF THE THIRD PART

 - and -

 CYBERPORT NIAGARA, INC.
 a Corporation duly incorporated under the laws of the Province of Ontario, having its head office at 5781 Ellen Avenue, Niagara Falls, Ontario, L2E 6T3
      OF THE FOURTH PART

 - and -

 CYBERPORT INTERNATIONAL, INC.
 a Company located in Delaware, having its head office in New Jersey, one of the United States of America hereinafter referred to as "Cyberport International"
      OF THE FIFTH PART

THIS AGREEMENT made as of the 28th day of October, 1997.
AGREEMENT AND
FULL AND FINAL RELEASE

between WINTERFORD, EYE WONDER, TELLURIAN, CYBERPORT NIAGARA, and
CYBERPORT INTERNATIONAL;

 WHEREAS Winterford and Eye Wonder have been involved in a business venture with Tellurian and they have caused the business to be incorporated as Cyberport Niagara, Inc. and Cyberport International, Inc.; AND WHEREAS Robert Winterford has ownership of 12.5% in Cyberport Niagara (although no shares have been issued by Cyberport Niagara to reflect this interest) and has an employment contract dated March 26, 1997 with Cyberport Niagara; AND WHEREAS Winterford and Eye Wonder have agreed to terminate their relationship with Tellurian, Cyberport Niagara and Cyberport International in exchange for the payment of FIVE THOUSAND U.S. DOLLARS ($5,000.00 US). Winterford and Eye Wonder release Cyberport Niagara, Cyberport International and Tellurian and all their shareholders and directors including but not limited to Mike Hurd, David Turner and Stuart French, their heirs, administrators, executors, successors and assigns from any and all actions, causes of action, claims and demands of whatsoever kind or nature including claims to rights to shares of Cyberport Niagara or Cyberport International or to claims for any property real, personal, or otherwise, or for contributions made to Cyberport Niagara and Cyberport International of whatever kind or nature or for damages or losses past or future howsoever arising in connection with their association with Cyberport Niagara, Cyberport International and Tellurian. Tellurian will pay to Winterford the sum of FIVE THOUSAND DOLLARS U.S. ($5,000.00 US) in exchange for a Full and Final Release and assignment of all interest in Cyberport Niagara and Cyberport International. Winterford agrees to assume responsibility for the G.M.A.C. car lease and will indemnify and hold Cyberport Niagara Cyberport International and Tellurian harmless in regard to this auto lease. Winterford hereby resigns from his employment and agrees there is no further obligation whatsoever pursuant to the Employment Contract or any other Contract; Winterford hereby resigns as director or officer of Cyberport Niagara and/or Cyberport International and directs the Company to record his resignation; Winterford and Eye Wonder release Tellurian, Cyberport Niagara and Cyberport International from any and all claims arising out of their business relationship to date in exchange for the aforesaid payment of FIVE THOUSAND U.S. DOLLARS ($5,000.00 US). Winterford and Eye Wonder hereby transfer, sell, and assign over to Tellurian any right, title, or interest they may have in Cyberport Niagara and Cyberport International and direct the companies to so record this transfer of interest and each hereby authorizes and directs Cyberport Niagara and Cyberport International to act as his agent to sign any document necessary to effect such transfer. This document is intended to be a complete full and final release of all claims of whatever kind or nature arising out of their business relationship to date by Winterford and Eye Wonder against Tellurian, Cyberport Niagara and Cyberport International in exchange for a payment of FIVE THOUSAND U.S. DOLLARS ($5,000.00 US). DATED at Niagara Falls, NY this 28th day of October, 1997.

SIGNED SEALED AND DELIVERED          )
         in the presence of          )
                                     )
/s/ A.R. Gollin                      )                 /s/ Robert Winterford
----------------------------                           ------------------------
as to the signature of                                 ROBERT WINTERFORD
(The Party of the First Part)

DATED at Niagara Falls, NY this 28th Day of October, 1997

 EYE WONDER STUDIOS, INC.

SIGNED SEALED AND DELIVERED          )
in the presence of                   )
                                     )
/s/ A.R. Gollin                      )                 /s/ Robert Winterford
----------------------------                           ------------------------
as to the signature of                                 ROBERT WINTERFORD
(The Party of the Second Part)

 I have the authority to bind the corporation

DATED at Niagara Falls, NY this 28th Day of October, 1997

TELLURIAN, INC.
SIGNED SEALED AND DELIVERED          )
in the presence of                   )
                                     )
/s/ Richard Swallow                  )                 /s/ Stuart French
----------------------------                            -----------------------
as to the signature of                                 STUART FRENCH, President
(The Party of the Third Part)
      I have the authority to bind the corporation

DATED at Niagara Falls, NY this 28th Day of October, 1997

CYBERPORT NIAGARA, INC.
SIGNED SEALED AND DELIVERED           )
in the presence of                    )
                                      )
/s/ Richard Swallow                                     /s/ Michael Hurd
----------------------------                            -----------------------
as to the signature of                                  MICHAEL HURD
(The Party of the Fourth Part)
      I have the authority to bind the corporation

DATED at Niagara Falls, NY this 28th Day of October, 1997

CYBERPORT INTERNATIONAL, INC.

SIGNED SEALED AND DELIVERED           )
in the presence of                    )
                                      )
/s/ Richard Swallow                   )                 /s/ Michael Hurd
---------------------------                             -----------------------
as to the signature of                                  MICHAEL HURD
(The Party of the Fifth Part)

I have the authority to bind the corporation

FULL AND FINAL RELEASE

IN CONSIDERATION of the payment or of the promise of payment of FIVE THOUSAND U.S. DOLLARS ($5,000.00 US) to Robert Winterford and Eye Wonder Studios, Inc. by Cyberport Niagara, Inc., Cyberport International, Inc., and Tellurian, Inc. the receipt of which is hereby acknowledged, Robert Winterford and Eye Wonder Studios, Inc. hereby agrees to release and forever discharge, Cyberport Niagara, Inc., Cyberport International, Inc., and Tellurian, Inc., their shareholders and directors including but not limited to Mike Hurd, David Turner and Stuart French, their successors and assigns and do hereby fully and forever release, acquit and discharge the said Cyberport Niagara, Inc., Cyberport International, Inc., and Tellurian, Inc. their shareholders and directors including but not limited to Mike Hurd, David Turner and Stuart French, their successors and assigns from any and all actions, causes of actions, claims and demands of whatsoever kind or nature on account of any known and unknown losses and damages by us or our property sustained or received at any time up to and including the date hereof.

AND WE HEREBY DECLARE that we fully understand the terms of this settlement; that the amount stated herein is the sole consideration of this Release and that we voluntarily accept said sum for the purpose of making a full and final compromise, adjustment and settlement of all claims for injuries, losses, and damages resulting to date. IN WITNESS WHEREOF we have hereunto set our hands this 28th day of October, 1997.

IN THE PRESENCE OF:
DATED at Niagara Falls, NY this 28th day of October, 1997

EYE WONDER STUDIOS, INC.
per:
/s/ A.R. Gollin                                         Robert Winterford
------------------------------                          -----------------------
c/s                                                     ROBERT WINTERFORD
 WITNESS
      "I have the authority to bind the Corporation"

DATED at Niagara Falls, NY this 28th day of October, 1997

/s/ A.R. Gollin                                         Robert Winterford
------------------------------                          -----------------------
 WITNESS                                                ROBERT WINTERFORD

AGREEMENT AND
FULL AND FINAL RELEASE


A C K N O W L E D G E M E N T

I hereby acknowledge and declare that I retained James J. Faso, Esq., as my attorney to advise me and to explain to me the nature and effect of the Agreement and Full and Final Release attached hereto. The said attorney having so advised and informed me, I hereby acknowledge and declare that I am fully aware of the nature and effect of the said Agreement and Full and Final Release and my rights and liabilities thereunder, and that I have executed the said Agreement and Full and Final Release of my own volition, and without fear, threats, compulsions, or influence from Cyberport Niagara, Inc., Cyberport International, Inc., or Tellurian, Inc. or any other person.

DATED at Niagara Falls, NY this 28th day of October, 1997


/s/ Robert Winterford
--------------------------------
ROBERT WINTERFORD

AGREEMENT AND
FULL AND FINAL RELEASE


AFFIDAVIT OF EXECUTION


I, James J. Faso of the City of Niagara Falls, NY in the County of Niagara, MAKE OATH AND SAY AS FOLLOWS:

1. I am the attorney for Robert Winterford and a subscribing witness to this Agreement and Full and Final Release and I was present and saw it executed at the City of Niagara Falls by Robert Winterford.

2. I verily believe that the person whose signature I witnessed is the party of the same name referred to in the instrument.

3. I hereby certify that I have been consulted in my professional capacity by Robert Winterford, one of the parties named in the annexed

Agreement and Full and Final Release as to his obligations and rights under the said Agreement and Full and Final Release and that I acted solely for him and explained fully to him the nature and effect of the said Agreement and Full and Final Release and he did acknowledge and declare that he fully understood the nature and effect thereof and did execute the said Agreement and Full and Final Release in my presence and did acknowledge and declare and it appeared to me that he was executing the said document of his own volition or without fear, threats, compulsory influence from Cyberport Niagara, Inc., Cyberport International, Inc., or Tellurian, Inc. or any other person.


SWORN before me in the City         )
of Niagara Falls, NY in the         )
County of Niagara, this             )             /s/ James J. Faso
28th day of October, 1997           )           ---------------------
                                                    JAMES J. FASO



/s/ Lisa A. Dinger
-----------------------------
LISA A. DINGER,
Notary Public